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                                                                 EXHIBIT 23.1




                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the use in this Registration Statement on Form S-8 of our report dated December 9, 1998 relating to the financial statements of Olympic Cascade Financial Corporation as of September 25, 1998 and for the year then ended.


                                        Feldman Sherb Ehrlich & Co., P.C.
                                        Certified Public Accountants

February 12, 1999
New York, New York